                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2005

                              Alleghany Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

               1-9371                               51-0283071
      ------------------------          ------------------------------------
      (Commission File Number)          (IRS Employer Identification Number)

                        7 Times Square Tower, 17th Floor
                            New York, New York 10036
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 752-1356

                              -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On July 14, 2005, Alleghany Corporation ("Alleghany") completed the sale of its world-wide industrial minerals business, World Minerals Inc., to Imerys USA, Inc., a wholly owned subsidiary of Imerys, S.A., pursuant to a Stock Purchase Agreement dated as of May 19, 2005 by and among Imerys USA, Inc., Imerys, S.A. and Alleghany (the "Stock Purchase Agreement"). Under the terms of the Stock Purchase Agreement, the purchase price was $230.0 million, which was reduced by $13.2 million reflecting contractual obligations to be paid by the purchaser after the closing, resulting in an adjusted purchase price of $216.8 million (the "Adjusted Purchase Price"). $206.8 million of the Adjusted Purchase Price was paid in cash by the purchaser to Alleghany on the closing date, with the remaining $10.0 million being held by the purchaser as security for certain indemnification obligations undertaken by Alleghany pursuant to the Stock Purchase Agreement. The $10.0 million hold back amount will bear interest at the U.S. Treasury 10-year note rate and is scheduled to be released to Alleghany (to the extent not applied toward such indemnification obligations) during the period covering the fifth through the tenth anniversaries of the closing date.

      The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

      A copy of the press release issued by Alleghany on July 14, 2005 announcing the completion of the sale of World Minerals Inc. is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

      (b) Pro forma financial information.

      The following unaudited pro forma financial information is attached as Annex A hereto:

      (i) Alleghany Corporation Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2005.

      (ii) Alleghany Corporation Unaudited Pro Forma Consolidated Statement of Earnings for the three months ended March 31, 2005.

      (iii) Alleghany Corporation Unaudited Pro Forma Consolidated Statement of Earnings for the year ended December 31, 2004.

      The unaudited pro forma consolidated balance sheet as of March 31, 2005 included in Annex A attached hereto gives effect to the sale of Alleghany's wholly-owned subsidiary World Minerals Inc. to Imerys USA, Inc. as if the sale had occurred on March 31, 2005, and the unaudited pro forma consolidated statements of earnings for the three months ended March 31, 2005 and for the year ended December 31, 2004 included in Annex A attached hereto give effect to such sale as if it had occurred on January 1, 2004. The unaudited pro forma balance sheet as of March 31, 2005 reflects an after-tax gain on the transaction of approximately $14.8 million. Unaudited pro forma financial information does not purport to be indicative of either the results of future operations or the results of operations that would have occurred had the transaction been consummated on the dates indicated.

      The unaudited pro forma financial statements included in Annex A attached hereto should be read in conjunction with Alleghany's historical consolidated financial statements and notes thereto previously filed in Alleghany's Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the period ended March 31, 2005.

      (c) Exhibits. The following are filed as exhibits to this report:

Exhibit Number         Exhibit Description
--------------         -------------------
      2.1              Stock Purchase Agreement dated as of May 19,
                       2005 by and among Imerys USA, Inc., Imerys,
                       S.A. and Alleghany.

      99.1 Press Release announcing the completion of the sale by Alleghany of World Minerals Inc. to Imerys USA, Inc.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALLEGHANY CORPORATION

Date:  July 20, 2005                       By: /s/ Peter R. Sismondo
                                               --------------------------
                                               Name: Peter R. Sismondo
                                               Title: Vice President,
                                                       Controller, Treasurer
                                                       and Assistant Secretary

                                                                         ANNEX A

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

      The following unaudited pro forma consolidated balance sheet as of March 31, 2005 gives effect to the sale of Alleghany's wholly-owned subsidiary World Minerals Inc. to Imerys USA, Inc. as if the sale had occurred on March 31, 2005, and the unaudited pro forma consolidated statements of earnings for the three months ended March 31, 2005 and for the year ended December 31, 2004 give effect to such sale as if it had occurred on January 1, 2004. The unaudited pro forma balance sheet as of March 31, 2005 reflects an after-tax gain on the transaction of approximately $14.8 million. Unaudited pro forma financial information does not purport to be indicative of either the results of future operations or the results of operations that would have occurred had the transaction been consummated on the dates indicated.

      The unaudited pro forma financial statements should be read in conjunction with Alleghany's historical consolidated financial statements and notes thereto previously filed in Alleghany's Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the period ended March 31, 2005.

                              ALLEGHANY CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2005
                             (dollars in thousands)
                                   (unaudited)

                                                                        World
                                                                       Minerals      Pro Forma    Pro Forma
                                                                      Adjustments   Adjustments    Balance
                                                      As of 3/31/05   inc / (dec)   inc / (dec)     Sheet
                                                      -------------   -----------   -----------   ----------
ASSETS
Available for sale securities at fair value:
    Equity securities (cost: 2005 $276,370)              $  637,291   $         0   $         0   $  637,291
    Debt securities (cost: 2005 $1,481,008)               1,466,558             0             0    1,466,558
Short-term investments                                      265,733        (6,907)      202,219      461,045
                                                         ----------   -----------   -----------   ----------
                                                          2,369,582        (6,907)      202,219    2,564,894

Cash                                                        240,729       (17,879)            0      222,850
Notes receivable                                             91,665             0         9,130      100,795
Accounts receivable, net                                     63,008       (55,946)            0        7,062
Premium balances receivable                                 181,466             0             0      181,466
Reinsurance recoverables                                    648,922             0             0      648,922
Ceded unearned premium reserves                             275,131             0             0      275,131
Deferred acquisition costs                                   55,514             0             0       55,514
Property and equipment at cost, net of
    accumulated depreciation and amortization               164,976      (148,625)            0       16,351
Inventory                                                    39,950       (39,950)            0            0
Goodwill and other intangibles, net of amortization         221,339       (50,451)            0      170,888
Deferred tax assets                                         110,738        (7,137)        3,010      106,611
Other assets                                                121,131        (7,171)            0      113,960
                                                         ----------   -----------   -----------   ----------

                                                         $4,584,151   $  (334,066)  $   214,359   $4,464,444
                                                         ==========   ===========   ===========   ==========

LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
Losses and loss adjustment expenses                      $1,266,411   $         0   $         0   $1,266,411
Unearned premiums                                           729,517             0             0      729,517
Reinsurance payable                                         121,794             0             0      121,794
Deferred tax liabilities                                    225,384       (19,131)            0      206,253
Subsidiaries' debt                                          138,860       (58,860)            0       80,000
Current taxes payable                                        46,008        (2,511)        2,181       45,678
Other liabilities                                           228,389       (56,777)          600      172,212
                                                         ----------   -----------   -----------   ----------
    Total liabilities                                     2,756,363      (137,279)        2,781    2,621,865
Common stockholders' equity                               1,827,788      (196,787)      211,578    1,842,579
                                                         ----------   -----------   -----------   ----------

                                                         $4,584,151   $  (334,066)  $   214,359   $4,464,444
                                                         ==========   ===========   ===========   ==========

See accompanying footnotes.

                              ALLEGHANY CORPORATION
                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                                 MARCH 31, 2005
           (dollars in thousands, except share and per share amounts)
                                   (unaudited)

                                                                           World
                                                            For the       Minerals     Pro Forma     Pro Forma
                                                          period ended   Adjustments  Adjustments   Statement of
                                                             3/31/05     inc / (dec)  inc / (dec)     Earnings
                                                          ------------   -----------  -----------   ------------
REVENUES
    Net premiums earned                                   $    213,552   $         0  $         0   $    213,552
    Net mineral and filtration sales                            69,738       (69,738)           0              0
    Interest, dividend and other income                         17,562           162            0         17,724
    Net gain on investment transactions                         47,227             0            0         47,227
                                                          ------------   -----------  -----------   ------------
    Total revenues                                             348,079       (69,576)           0        278,503
                                                          ------------   -----------  -----------   ------------

COSTS AND EXPENSES
    Loss and loss adjustment expenses                          115,277             0            0        115,277
    Commissions and brokerage                                   53,044             0            0         53,044
    Cost of mineral and filtration sales                        56,954       (56,954)           0              0
    Salaries, administrative and other
        operating expenses                                      18,563       (10,410)           0          8,153
    Corporate administration                                     9,081             0            0          9,081
    Interest expense                                             1,352          (687)           0            665
                                                          ------------   -----------  -----------   ------------
    Total costs and expenses                                   254,271       (68,051)           0        186,220
                                                          ------------   -----------  -----------   ------------

Earnings from continuing operations, before income taxes        93,808        (1,525)           0         92,283

Income taxes                                                    32,937        (1,877)           0         31,060
                                                          ------------   -----------  -----------   ------------

Earnings from continuing operations                             60,871           352            0         61,223

Discontinued operations
    Operations                                                       -             -            -              -
    Income taxes                                                     -             -            -              -
                                                          ------------   -----------  -----------   ------------

Earnings from discontinued operations, net                           -             -            -              -
                                                          ------------   -----------  -----------   ------------

Net earnings                                              $     60,871   $       352  $         0   $     61,223
                                                          ------------   -----------  -----------   ------------

Basic earnings per share of common stock
    Continuing operations                                 $       7.74                              $       7.78
    Discontinued operations                                          -                                         -
                                                          ------------                              ------------
                                                          $       7.74                              $       7.78
                                                          ------------                              ------------

Diluted earnings per share of common stock
    Continuing operations                                 $       7.72                              $       7.75
    Discontinued operations                                          -                                         -
                                                          ------------                              ------------
                                                          $       7.72                              $       7.75
                                                          ------------                              ------------

Average number of outstanding shares of common stock         7,896,309                                 7,896,309
                                                          ------------                              ------------

See accompanying footnotes.

                              ALLEGHANY CORPORATION
                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                                DECEMBER 31, 2004
           (dollars in thousands, except share and per share amounts)
                                   (unaudited)

                                                                            World
                                                           For the year     Minerals     Pro Forma    Pro Forma
                                                              ended       Adjustments   Adjustments   Statement
                                                             12/31/04     inc / (dec)   inc / (dec)   of Earnings
                                                           ------------   -----------   -----------   -----------
REVENUES
    Net premiums earned                                    $    805,417   $         0   $         0   $   805,417
    Net mineral and filtration sales                            285,587      (285,587)            0             0
    Interest, dividend and other income                          63,053           235             0        63,288
    Net gain on investment transactions                          86,870             0             0        86,870
                                                           ------------   -----------   -----------   -----------
    Total revenues                                            1,240,927      (285,352)            0       955,575
                                                           ------------   -----------   -----------   -----------

COSTS AND EXPENSES
    Loss and loss adjustment expenses                           540,569             0             0       540,569
    Commissions and brokerage                                   190,657             0             0       190,657
    Cost of mineral and filtration sales                        217,546      (217,546)            0             0
    Salaries, administrative and other
        operating expenses                                       75,950       (44,194)            0        31,756
    Corporate administration                                     41,278             0             0        41,278
    Interest expense                                              4,800        (2,383)            0         2,417
                                                           ------------   -----------   -----------   -----------
    Total costs and expenses                                  1,070,800      (264,123)            0       806,677
                                                           ------------   -----------   -----------   -----------

Earnings from continuing operations, before income taxes        170,127       (21,229)            0       148,898

Income taxes                                                     52,179        (5,979)            0        46,200
                                                           ------------   -----------   -----------   -----------

Earnings from continuing operations                             117,948       (15,250)            0       102,698

Discontinued operations
    Operations                                                   (1,033)            -             -        (1,033)
    Income taxes                                                   (781)            -             -          (781)
                                                           ------------   -----------   -----------   -----------

Earnings from discontinued operations, net                         (252)            -             -          (252)
                                                           ------------   -----------   -----------   -----------

Net earnings                                               $    117,696   $   (15,250)  $         0   $   102,446
                                                           ------------   -----------   -----------   -----------

Basic earnings per share of common stock
    Continuing operations                                  $      15.38                               $     13.13
    Discontinued operations                                       (0.03)                                    (0.03)
                                                           ------------                               -----------
                                                           $      15.35                               $     13.10
                                                           ------------                               -----------
Diluted earnings per share of common stock
    Continuing operations                                  $      15.34                               $     13.07
    Discontinued operations                                       (0.03)                                    (0.03)
                                                           ------------                               -----------
                                                           $      15.31                               $     13.04
                                                           ------------                               -----------

Average number of outstanding shares of common stock          7,853,981                                 7,853,981
                                                           ------------                               -----------

See accompanying footnotes.

      FOOTNOTES

1.  The sale was completed on July 14, 2005.

2. Under the terms of the Stock Purchase Agreement, the purchase price was $230.0 million, which was reduced by $13.2 million reflecting contractual obligations to be paid by the purchaser after the closing, resulting in an adjusted purchase price of $216.8 million (the "Adjusted Purchase Price"). $206.8 million of the Adjusted Purchase Price was paid in cash by the purchaser to Alleghany on the closing date, with the remaining $10.0 million being held by the purchaser as security for certain indemnification obligations undertaken by Alleghany pursuant to the Stock Purchase Agreement. The $10.0 million hold back amount will bear interest at the U.S. Treasury 10-year note rate and is scheduled to be released to Alleghany (to the extent not applied toward such indemnification obligations) during the period covering the fifth through the tenth anniversaries of the closing date.

    Pro forma adjustments include (i) an increase in short-term investments of $202.2 million reflecting the Adjusted Purchase Price less $4.5 million of transaction expenses; (ii) a note receivable of $9.1 million, comprised of the $10.0 million hold back amount less a $0.9 million interest rate discount; (iii) a deferred tax asset of $3.0 million; (iv) current taxes payable of approximately $2.2 million; and (v) another liability in the amount of $0.6 million for product liability indemnification.

    The net increase in common stockholders' equity is $14.8 million, which is the gain on sale had the sale occurred on March 31, 2005.

                                Index to Exhibits

Exhibit Number        Exhibit Description
--------------        -------------------
2.1                   Stock Purchase Agreement dated as of May 19, 2005 by and
                      among Imerys USA, Inc., Imerys, S.A. and Alleghany.

99.1 Press Release announcing the completion of the sale by Alleghany of World Minerals Inc. to Imerys USA, Inc.